SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 January 6, 1998


                                  biosys, inc.
             (Exact name of registrant as specified in its charter)



           Delaware                        0-19819                 94-2878645
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



10015 Old Columbia Road, Suite H-120, Columbia, Maryland                 21046
       (Address of principal executive offices)                       (Zip Code)



                                  410-290-6267
              (Registrant's telephone number, including area code)





                     This Current Report contains 7 pages.

Item 5.  Other Events

         On January 6, 1998, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended November 30, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of November 30, 1997 and statements of operations for the Debtors for the month ended November 30, 1997 and eleven-month period ended November 30, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       biosys, inc.



Date:    January 6, 1998                          By:  /s/   Michael R.N. Thomas
                                                       -------------------------
                                                       Michael R.N. Thomas
                                                       Vice President, Chief
                                                       Financial Officer and
                                                       Secretary/Treasurer
                                   biosys, inc. and Subsidiaries
                          Unaudited Condensed Consolidated Balance Sheet
                                         November 30, 1997

                                                                       (CGI)          Total Company
                                                      biosys            Crop              Consol
                                            --------------------------------------------------------
Current assets:

Cash and equivalents                                 5,334,904                            5,334,904
Restricted cash                                        551,472                              551,472

                                            --------------------------------------------------------

Total cash & equivalents                             5,886,376                0           5,886,376

Accounts receivable - trade                             (1,375)           2,955               1,580
Accounts receivable - other                            229,186                              229,186
Prepaids                                                31,013                               31,013
Intercompany                                        (3,972,822)       3,972,822                   0
                                            --------------------------------------------------------

Total current assets                                 2,172,378        3,975,777           6,148,155

Other assets                                            13,405           11,202              24,607
                                            --------------------------------------------------------

Total assets                                         2,185,783        3,986,979           6,172,762
                                            ========================================================


Liabilities:


Accrued expenses                                     1,202,874           19,950           1,222,824
Accrued compensation                                    76,744            5,092              81,836
                                            --------------------------------------------------------

Total current liabilities                            1,279,618           25,042           1,304,660

Prepetition liabilities:
Accounts payable                                     3,809,446           54,755           3,864,201
Accrued expenses                                        67,192          244,730             311,922
Accrued compensation                                    81,958          353,105             435,063
Long-term debt                                       1,394,982        2,322,852           3,717,834
                                            --------------------------------------------------------

Total Prepetition liabilities                        5,353,578        2,975,442           8,329,020

Total liabilities                                    6,633,196        3,000,484           9,633,680

Shareholders' equity:

Common stock                                           477,549                              477,549
Paid in capital                                     81,216,945       64,965,951         146,182,896
1/1/97 deficit                                     (86,167,711)     (63,569,574)       (149,737,285)
Current year income/(loss)                              25,804         (409,882)           (384,078)
                                            --------------------------------------------------------

Total equity                                        (4,447,413)         986,495          (3,460,918)

Total liab. & equity                                 2,185,783        3,986,979           6,172,762
                                            ========================================================

See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
                     Unaudited Condensed Consolidated Statement of Operations
                               For the Month Ended November 30, 1997

                                                                       (CGI)          Total Company
                                                      biosys            Crop              Consol
                                            --------------------------------------------------------
Revenues:

Product
Kleentek
BCS
Intercompany
                                            --------------------------------------------------------

Gross revenues

Discounts
Sales returns
                                            --------------------------------------------------------

Net revenues

Total cost of goods
                                            --------------------------------------------------------


Gross profit

Operating expenses                                      17,659               39              17,698
                                            --------------------------------------------------------

Operating income (loss)                                (17,659)             (39)            (17,698)


Misc. income                                                                  6                   6
Interest income                                         17,837                               17,837
Interest expense
Reorganization costs
Loss on sale of assets
Transaction gain/loss
                                            --------------------------------------------------------

Total other inc (exp)                                   17,837                6              17,843
                                            --------------------------------------------------------

Net income (loss)                                          178              (33)                145
                                            --------------------------------------------------------


See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                  For the Eleven Months Ended November 30, 1997

                                                    (CGI)          Total                                    Total Company
                                     biosys          Crop           U.S.            BCS         Elim            Consol
                             --------------------------------------------------------------------------------------------
Revenues:

Product                               222,794                       222,794                                   222,794
BCS                                                                               149,824      3,880          145,944
                             --------------------------------------------------------------------------------------------

Gross revenues                        222,794                       222,794       149,824      3,880          368,738

Discounts                             (49,174)                      (49,174)                                  (49,174)
Sales returns                         (13,878)                      (13,878)                                  (13,878)
                             --------------------------------------------------------------------------------------------

Net revenues                          159,742                       159,742       149,824      3,880          305,686

Total cost of goods                   242,838                       242,838       170,398      3,880          409,356

                             --------------------------------------------------------------------------------------------

Gross profit                          (83,096)                      (83,096)      (20,574)         0         (103,670)

Operating expenses                  1,196,884       37,888        1,234,772       118,223                   1,352,995

                             --------------------------------------------------------------------------------------------

Operating income (loss)            (1,279,980)     (37,888)      (1,317,868)     (138,797)                 (1,456,665)

Other income (exp)

Misc. income                            7,116          184            7,300                                     7,300
Interest income                       264,717                       264,717                                   264,717
Interest expense                      (23,604)      21,946          (1,658)                                    (1,658)
Reorganization costs               (1,318,189)    (394,124)      (1,712,313)                               (1,712,313)
Gain on sale of assets              2,375,744                     2,375,744       135,072                   2,510,816
Transaction gain/loss                                                               3,725                       3,725
                             --------------------------------------------------------------------------------------------

Total other inc (exp)               1,305,784     (371,994)         933,790       138,797                   1,072,587
                             --------------------------------------------------------------------------------------------

Net income (loss)                      25,804     (409,882)        (384,078)            0          0         (384,078)
                             ============================================================================================


See accompanying notes to unaudited condensed consolidated financial statements

         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.